Exhibit 10.7

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 12

to

Purchase Agreement Number 03784

Between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 737 Aircraft

THIS SUPPLEMENTAL AGREEMENT is entered into as of June 24, 2016 by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement Number 03784 dated July 12, 2012 (Purchase Agreement), as amended and supplemented, relating to the purchase and sale of Boeing Model 737 aircraft (Aircraft); and

WHEREAS, Boeing and Customer agree to incorporate performance guarantees for the Firm 737-*** Aircraft; and

NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend the Purchase Agreement as follows:

1. Table of Contents, Tables and Letter Agreements:

1.1 The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-12”).

2. Letter Agreement UAL-PA-03784-LA-1601973 entitled “Aircraft Performance Guarantees – Firm 737-*** Aircraft” (identified by “SA-12”) is added to the Purchase Agreement.

3. Miscellaneous: Boeing and Customer agree that the provisions of Letter Agreement UAL-PA-03784-LA-1601973 will apply to each of the *** model 737-*** Aircraft added under Supplemental Agreement No. 63 and Supplemental Agreement No. 64 of Purchase Agreement 1951 in addition to the 737-*** covered in Purchase Agreement 03784.

UAL-PA-03784	SA-12 BOEING / UNITED AIRLINES PROPRIETARY	Page 1

Supplemental Agreement No. 12 to

Purchase Agreement PA-03784

The Purchase Agreement will be deemed to be supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

****The remainder of this page is left intentionally blank****

UAL-PA-03784	SA-12 BOEING / UNITED AIRLINES PROPRIETARY	Page 2

Supplemental Agreement No. 12 to

Purchase Agreement PA-03784

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ Chastity Matthews	/s/ Gerald Laderman
Signature	Signature

Chastity Matthews	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Senior Vice President - Finance and acting Chief Financial Officer
Title	Title

UAL-PA-03784	SA-12 BOEING / UNITED AIRLINES PROPRIETARY	Page 3

TABLE OF CONTENTS

SA NUMBER
ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE

1A.	Aircraft Information Table – 737-***	SA-8
1B	Aircraft Information Table - 2016 737-*** Aircraft	SA-11
1C.	Aircraft Information Table –Firm 737-*** Aircraft	SA-10

EXHIBITS

A.	Aircraft Configuration - 737-***

A1.	Aircraft Configuration – 2016 737-*** Aircraft	SA-9

A2.	Aircraft Configuration – Firm 737-*** Aircraft	SA-10

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features	SA-9

BFE1.	BFE Variables for 737-*** Aircraft	SA-1

BFE2.	BFE Variables for 2016 737-*** Aircraft Incorporated by SA-9	SA-9

	Attachment A1: BFE Variables for the *** 2016 737-*** Aircraft Incorporated by SA-11	SA-11

BFE3.	BFE Variables for Firm 737-*** Aircraft	SA-10

CS1.	Customer Support Variables

EE1.	Engine Escalation, Engine Warranty and ***

SLP1.	Service Life Policy Components

P.A. 03874	TABLE OF CONTENTS, Page 1 of 4 BOEING / UNITED AIRLINES PROPRIETARY	SA-12

TABLE OF CONTENTS, CONTINUED

LETTER AGREEMENTS		SA NUMBER

UAL-PA-03784-LA-1207868	Performance Guarantees

UAL-PA-03784-LA-1207870	Spare Parts Initial Provisioning

UAL-PA-03784-LA-1207871	Special Matters

UAL-PA-03784-LA-1207878	Demonstration Flight Waiver

UAL-PA-03784-LA-1207879R2	*** Aircraft ***	SA-9

UAL-PA-03784-LA-1207879R4	737-*** Aircraft	SA-11

UAL-PA-03784-LA-1207881	Seller Purchased Equipment 737-***

	Attachment AR1 to Letter Agreement UAL-PA-03784-LA-1207881	SA-9

UAL-PA-03784-LA-1208155R2	*** Matters 737-*** and 2016 737-*** Aircraft	SA-9

UAL-PA-03784-LA-1208156R1	*** for the 737NG Aircraft	SA-9

	Attachment A: ***	SA-9

	Attachment B1: ***	SA-9

	Attachment B2: ***	SA-9

UAL-PA-03784-LA-1208172	***

UAL-PA-03784-LA-1208173	***	SA-1

UAL-PA-03784-LA-1208169	737 Production Adjustments

UAL-PA-03784-LA-1208938	Privileged and Confidential Matters

UAL-PA-03784-LA-1208939	Aircraft Model ***

UAL-PA-03784-LA-1209115	***

UAL-PA-03784-LA-1300306	Aircraft Reschedule – ***	SA-2

UAL-PA-03784-LA-1400240	Aircraft Rescheduling of ***	SA-5

UAL-PA-03784-LA-1504843	Open Matters – 2016 737-*** Aircraft	SA-9

UAL-PA-03784-LA-1504844	Special Matters – 2016 737-*** Aircraft	SA-9

UAL-PA-03784-LA-1600041	Special Matters – Firm 737-*** Aircraft	SA-10

P.A. 03874	TABLE OF CONTENTS, Page 2 of 4	SA-12
BOEING / UNITED AIRLINES PROPRIETARY

TABLE OF CONTENTS, CONTINUED

UAL-PA-03784-LA-1600586	737-*** Option Aircraft	SA-11

UAL-PA-03784-LA-1600829	*** for 2016 737-*** Aircraft	SA-11

UAL-PA-03784-LA-1601973	Aircraft Performance Guarantees - Firm 737-*** Aircraft	SA-12

P.A. 03874	TABLE OF CONTENTS, Page 3 of 4	SA-12
BOEING / UNITED AIRLINES PROPRIETARY

TABLE OF CONTENTS

SUPPLEMENTAL AGREEMENTS	DATED AS OF

Supplemental Agreement No. 1	September 27, 2012

Supplemental Agreement No. 2	March 1, 2013

Supplemental Agreement No. 3	June 27, 2013

Supplemental Agreement No. 4	September 11, 2013

Supplemental Agreement No. 5	March 3, 2014

Supplemental Agreement No. 6	June 6, 2014

Supplemental Agreement No. 7	May 26, 2015

Supplemental Agreement No. 8	June 12, 2015

Supplemental Agreement No. 9	January 20, 2016

Supplemental Agreement No. 10	February 8, 2016

Supplemental Agreement No. 11	March 7, 2016

Supplemental Agreement No. 12	June 24, 2016

P.A. 03874	TABLE OF CONTENTS, Page 4 of 4 BOEING / UNITED AIRLINES PROPRIETARY	SA-12

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03784-LA-1601973

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Aircraft Performance Guarantees – Firm 737-*** Aircraft

Reference:	Purchase Agreement No. PA-03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to 737NG (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

1.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

2.	Confidentiality.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

UAL-PA-03784-LA-1601973 Aircraft Performance Guarantees – Firm 737-*** Aircraft	SA-12 Page 1

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Chastity Matthews

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 24, 2016

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman

Its	Senior Vice President - Finance and acting Chief Financial Officer

UAL-PA-03784-LA-1601973 Aircraft Performance Guarantees – Firm 737-*** Aircraft	SA-12 Page 2

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973

CFM56-7B*** Engines

MODEL 737-*** WITH WINGLETS PERFORMANCE GUARANTEES

FOR UNITED AIRLINES, INC.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	AIRCRAFT CONFIGURATION

4	GUARANTEE CONDITIONS

5	GUARANTEE COMPLIANCE

6	EXCLUSIVE GUARANTEES

UAL-PA-03784-LA-1601973 Aircraft Performance Guarantees – Firm 737-*** Aircraft	SA-12 Page 1

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973

CFM56-7B*** Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 737-*** Aircraft with winglets and short field performance enhancement option *** and a maximum takeoff weight of *** pounds, a maximum landing weight of *** pounds, and a maximum zero fuel weight of *** pounds, and equipped with Boeing furnished CFM56-7B*** engines.

2	FLIGHT PERFORMANCE

2.1	Mission

2.1.1	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:
Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°C.

The runway length is *** feet.

The runway slope is *** percent uphill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

Attachment to UAL-PA-03784-LA-1601973 Aircraft Performance Guarantees – Firm 737-*** Aircraft AERO-B-BBA4-M15-0858	SS15-0360	SA-12 Page 2

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973

CFM56-7B*** Engines

	Distance	Height
1.	*** feet	*** feet
2.	*** feet	*** feet
3.	*** feet	*** feet

Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to the recommended speed of *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at the recommended speed of *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is ***°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

Attachment to UAL-PA-03784-LA-1601973 Aircraft Performance Guarantees – Firm 737-*** Aircraft AERO-B-BBA4-M15-0858	SS15-0360	SA-12 Page 3

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973

CFM56-7B*** Engines

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ***°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** Mach number until *** KCAS is reached.

The descent continues at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is ***°C during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands. The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
Fuel *** Pounds
Time *** Minutes

Takeoff and Climbout Maneuver:
Fuel *** Pounds
Distance *** Miles
Time *** Minutes

Attachment to UAL-PA-03784-LA-1601973 Aircraft Performance Guarantees – Firm 737-*** Aircraft AERO-B-BBA4-M15-0858	SS15-0360	SA-12 Page 4

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973

CFM56-7B*** Engines

Approach and Landing Maneuver:
Fuel *** Pounds
Time *** Minutes

Taxi-In (shall be consumed from the reserve fuel):
Fuel *** Pounds
Time *** Minutes

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is either the greater of a minimum *** pounds, or is based on a standard day temperature and a) a contingency fuel allowance equivalent to a continued cruise at the LRC Mach number at final cruise altitude and weight for a time equal to *** percent of the mission time from takeoff through the completion of the approach and landing maneuver at the destination airport, b) a missed approach and flight to a *** nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a *** minute hold at *** feet above the alternate airport with an altitude of *** feet.

2.1.2	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Attachment to UAL-PA-03784-LA-1601973 Aircraft Performance Guarantees – Firm 737-*** Aircraft AERO-B-BBA4-M15-0858	SS15-0360	SA-12 Page 5

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973

CFM56-7B*** Engines

Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°C.

The runway length is *** feet.

The stopway is *** feet.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	*** feet	*** feet
2.	*** feet	*** feet
3.	*** feet	*** feet
4.	*** feet	*** feet

Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to the recommended speed of *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at the recommended speed of *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

Attachment to UAL-PA-03784-LA-1601973 Aircraft Performance Guarantees – Firm 737-*** Aircraft AERO-B-BBA4-M15-0858	SS15-0360	SA-12 Page 6

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973

CFM56-7B*** Engines

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is ***°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ***°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is ***°C during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands. The destination airport altitude is *** feet.

Attachment to UAL-PA-03784-LA-1601973 Aircraft Performance Guarantees – Firm 737-*** Aircraft AERO-B-BBA4-M15-0858	SS15-0360	SA-12 Page 7

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973

CFM56-7B*** Engines

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
Fuel *** Pounds
Time *** Minutes

Takeoff and Climbout Maneuver:
Fuel *** Pounds
Distance *** Miles
Time *** Minutes

Approach and Landing Maneuver:
Fuel *** Pounds
Time *** Minutes

Taxi-In (shall be consumed from the reserve fuel):
Fuel *** Pounds
Time *** Minutes

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at the LRC Mach number, b) a missed approach and flight to a *** nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a *** minute hold at *** feet above the destination airport.

Attachment to UAL-PA-03784-LA-1601973 Aircraft Performance Guarantees – Firm 737-*** Aircraft AERO-B-BBA4-M15-0858	SS15-0360	SA-12 Page 8

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973

CFM56-7B*** Engines

2.1.3	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a Mexico City to Newark route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	***	Pounds
TOLERANCE:	***	Pounds
GUARANTEE:	***	Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°C.

The runway length is *** feet.

The runway slope is *** percent downhill.

Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to the recommended speed of *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at the recommended speed of *** KCAS.

Attachment to UAL-PA-03784-LA-1601973 Aircraft Performance Guarantees – Firm 737-*** Aircraft AERO-B-BBA4-M15-0858	SS15-0360	SA-12 Page 9

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973

CFM56-7B*** Engines

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is ***°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ***°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is ***°C during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands. The destination airport altitude is *** feet.

Attachment to UAL-PA-03784-LA-1601973 Aircraft Performance Guarantees – Firm 737-*** Aircraft AERO-B-BBA4-M15-0858	SS15-0360	SA-12 Page 10

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973

CFM56-7B*** Engines

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
Fuel *** Pounds
Time *** Minutes

Takeoff and Climbout Maneuver:
Fuel *** Pounds
Distance *** Miles
Time *** Minutes

Approach and Landing Maneuver:
Fuel *** Pounds
Time *** Minutes

Taxi-In (shall be consumed from the reserve fuel):
Fuel *** Pounds
Time *** Minutes

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is either the greater of a minimum *** pounds, or is based on a standard day temperature and a) a contingency fuel allowance equivalent to a continued cruise at the LRC Mach number at final cruise altitude and weight for a time equal to *** percent of the mission time from takeoff through the completion of the approach and landing maneuver at the destination airport, b) a missed approach and flight to a *** nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a *** minute hold at *** feet above the alternate airport with an altitude of *** feet.

Attachment to UAL-PA-03784-LA-1601973 Aircraft Performance Guarantees – Firm 737-*** Aircraft AERO-B-BBA4-M15-0858	SS15-0360	SA-12 Page 11

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973

CFM56-7B*** Engines

2.1.4	Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a *** route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	***	Pounds
TOLERANCE:	***	Pounds
GUARANTEE:	***	Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.

The airport temperature is ***°C.

The runway length is *** feet.

The runway slope is *** percent downhill.

The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

Distance Height
1. *** feet *** feet
2. *** feet *** feet

Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Attachment to UAL-PA-03784-LA-1601973 Aircraft Performance Guarantees – Firm 737-*** Aircraft AERO-B-BBA4-M15-0858	SS15-0360	SA-12 Page 12

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973

CFM56-7B*** Engines

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to the recommended speed of *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at the recommended speed of *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is ***°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ***°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Attachment to UAL-PA-03784-LA-1601973 Aircraft Performance Guarantees – Firm 737-*** Aircraft AERO-B-BBA4-M15-0858	SS15-0360	SA-12 Page 13

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973

CFM56-7B*** Engines

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is ***°C during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands. The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
Fuel *** Pounds
Time *** Minutes

Takeoff and Climbout Maneuver:
Fuel *** Pounds
Distance *** Miles
Time *** Minutes

Approach and Landing Maneuver:
Fuel *** Pounds
Time *** Minutes

Taxi-In (shall be consumed from the reserve fuel):
Fuel *** Pounds
Time *** Minutes

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

Attachment to UAL-PA-03784-LA-1601973 Aircraft Performance Guarantees – Firm 737-*** Aircraft AERO-B-BBA4-M15-0858	SS15-0360	SA-12 Page 14

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973

CFM56-7B*** Engines

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at the LRC Mach number, b) a missed approach and flight to a *** nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a *** minute hold at *** feet above the destination airport.

2.1.5	Mission Block Fuel

The block fuel for a stage length of *** nautical miles in still air with a *** pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	***	Pounds
TOLERANCE:	***	Pounds
GUARANTEE:	***	Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is sea level.

The takeoff gross weight is not limited by the airport conditions.

Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.

Attachment to UAL-PA-03784-LA-1601973 Aircraft Performance Guarantees – Firm 737-*** Aircraft AERO-B-BBA4-M15-0858	SS15-0360	SA-12 Page 15

BOEING PROPRIETARY

Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973

CFM56-7B*** Engines

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to the recommended speed of *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at the recommended speed of *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is ***°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

A step climb or multiple step climbs of *** feet altitude may be used when beneficial to minimize fuel burn.

The temperature is ***°C during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Attachment to UAL-PA-03784-LA-1601973 Aircraft Performance Guarantees – Firm 737-*** Aircraft AERO-B-BBA4-M15-0858	SS15-0360	SA-12 Page 16

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Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973

CFM56-7B*** Engines

Descent:	The Aircraft descends from the final cruise altitude at *** Mach number until *** KCAS is reached.

The descent continues at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is ***°C during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands. The destination is a sea level airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
Fuel *** Pounds
Time *** Minutes

Takeoff and Climbout Maneuver:
Fuel *** Pounds
Distance *** Miles
Time *** Minutes

Approach and Landing Maneuver:
Fuel *** Pounds
Time *** Minutes

Taxi-In (shall be consumed from the reserve fuel):
Fuel *** Pounds
Time *** Minutes

Attachment to UAL-PA-03784-LA-1601973 Aircraft Performance Guarantees – Firm 737-*** Aircraft AERO-B-BBA4-M15-0858	SS15-0360	SA-12 Page 17

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Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973

CFM56-7B*** Engines

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to *** minutes of continued cruise starting at the end of the mission cruise and at the LRC Mach number, b) a missed approach and flight to a *** nautical mile alternate, c) an approach and landing maneuver at the alternate airport, and d) a *** minute hold at *** feet above the destination airport.

2.1.6	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.1.7 is the basis for the mission guarantees of Paragraphs 2.1.1, 2.1.2, 2.1.3, 2.1.4, and 2.1.5.

Attachment to UAL-PA-03784-LA-1601973 Aircraft Performance Guarantees – Firm 737-*** Aircraft AERO-B-BBA4-M15-0858	SS15-0360	SA-12 Page 18

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Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973

CFM56-7B*** Engines

2.1.7	737-*** Weight Summary - United Airlines

Pounds

Standard Model Specification MEW	***

Configuration Specification ***
*** Tourist Class Passengers
*** Engines
*** lb (*** kg) Maximum Taxi Weight
*** U.S. Gallons (*** Liters) Fuel Capacity

***
***	***
***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

United Airlines Manufacturer’s Empty Weight (MEW)	***

Standard and Operational Items Allowance (Paragraph 2.1.8)	***

United Airlines Operational Empty Weight (OEW)	***

	Quantity	Pounds	Pounds

***			***

***	***	***

Attachment to UAL-PA-03784-LA-1601973 Aircraft Performance Guarantees – Firm 737-*** Aircraft AERO-B-BBA4-M15-0858	SS15-0360	SA-12 Page 19

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CFM56-7B*** Engines

***	***	***

***	***	***

2.1.8	Standard and Operational Items Allowance

	Qty	Pounds	Pounds	Pounds

Standard Items Allowance				***

Unusable Fuel			***
Oil			***
Oxygen Equipment			***
Miscellaneous Equipment			***
Galley Structure & Fixed Inserts			***

Operational Items Allowance				***

Crew and Crew Baggage			***
Flight Crew	***	***
Cabin Crew	***	***
Crew Baggage	***	***
Catering Allowance & Removable Inserts			***
First Class	***	***
Premium Economy Class	***	***
Economy Class	***	***
Passenger Service Equipment	***		***
Potable Water - *** USG			***
Waste Tank Disinfectant			***
Emergency Equipment (Incl. Life Vests & Life Rafts/ELT)			***

Total Standard and Operational Items Allowance				***

Attachment to UAL-PA-03784-LA-1601973 Aircraft Performance Guarantees – Firm 737-*** Aircraft AERO-B-BBA4-M15-0858	SS15-0360	SA-12 Page 20

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No. UAL-PA-03784-LA-1601973

CFM56-7B*** Engines

3	AIRCRAFT CONFIGURATION

3.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in *** plus any changes mutually agreed upon or otherwise allowed by the Purchase Agreement to be incorporated into the Customer’s Detail Specification (herein referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

3.2	The guarantee payloads of Paragraph 2.1.1, 2.1.2, 2.1.3, and 2.1.4 and the specified payload of the Paragraph 2.1.5 block fuel guarantee will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the component weight allowances given in Appendix E of the Detail Specification and the actual weights.

4	GUARANTEE CONDITIONS

4.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 737-*** Certification Basis regulations specified in the Type Certificate Data ***.

4.3

In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the

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CFM56-7B*** Engines

guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

4.4	The takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, *** mph tires, with Category *** brakes and anti-skid operative, *** minute takeoff thrust, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off unless otherwise specified. Unbalanced field length calculations and the improved climb performance procedure will be used for takeoff as required.

4.5	The climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a *** kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the “Auto” position, the temperature control switches in the “Auto” position that results in a nominal cabin temperature of ***°F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of *** pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of *** cubic feet per minute including passenger cabin recirculation (nominal recirculation is *** percent). The APU is turned off unless otherwise specified.

4.6	The climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location of *** percent of the mean aerodynamic chord.

4.7	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of *** BTU per pound and a fuel density of *** pounds per U.S. gallon.

Attachment to UAL-PA-03784-LA-1601973 Aircraft Performance Guarantees – Firm 737-*** Aircraft AERO-B-BBA4-M15-0858	SS15-0360	SA-12 Page 22

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Attachment to Letter Agreement

No. UAL-PA-03784-LA-1601973

CFM56-7B*** Engines

5	GUARANTEE COMPLIANCE

5.1	Compliance with the guarantees of Section 2 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

5.2	Compliance with the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 737-***.

5.3	Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

5.4	The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Appendix E of the Detail Specification.

5.5	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.6	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

6	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

Attachment to UAL-PA-03784-LA-1601973 Aircraft Performance Guarantees – Firm 737-*** Aircraft AERO-B-BBA4-M15-0858	SS15-0360	SA-12 Page 23

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